UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 11, 2006


                       METROPOLITAN HEALTH NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


           001-32361                                     65-0635748
    (Commission file number)                (I.R.S. Employer Identification No.)

                     250 Australian Avenue South, Suite 400
                            West Palm Beach, FL 33401
          (Address of principal executive offices, including zip code)


                                 (561) 805-8500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  4.02(a). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
      RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On November 11, 2006, management and the Audit & Finance Committee of the Board of Directors of the Company concluded that the unaudited consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q as of and for the quarters ended March 31, 2006 and June 30, 2006 should be restated to reflect a correction of such financial statements related to the Company's over-recording of revenues generated by the PSN during such quarters.

More specifically, the Company determined that it over-recorded revenues generated by the PSN by approximately $666,000 during each of the first quarter and second quarter of 2006. During 2005, the majority of Humana, Inc. members serviced by the PSN in the PSN's Daytona market were required to pay a monthly premium of $15 to Humana, Inc. (the "Monthly Premium"). As part of its monthly capitation payments from Humana, Inc., the Company was paid approximately $12 of the Monthly Premium per member. Commencing in January 2006, as a result of a change in health plan benefits, the Monthly Premium was eliminated in the Daytona market. However, the data the Company received from Humana, Inc. from January 2006 until July 2006 regarding the revenues the Company were entitled to receive from Humana, Inc., inadvertently continued to reflect the Monthly Premium and, accordingly, the Company was over-paid by Humana, Inc. and over-recorded its net revenues and accounts receivable by approximately $666,000 in the first quarter of 2006 and the second quarter of 2006.

Accordingly, the Company's financial statements contained within its Quarterly Report on Form 10-Q for each of the quarters ended March 31, 2006 and June 30, 2006 should not be relied upon.

On November 14, 2006, the Company:

      o restated its previously issued financial statements for the first quarter of 2006 by amending its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2006; and

      o restated its previously issued financial statements for the second quarter of 2006 by amending its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2006.

Management and the Audit & Finance Committee discussed these issues with the Company's independent registered public accounting firm, Grant Thornton, LLP.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 2006

                                  METROPOLITAN HEALTH NETWORKS, INC.

                                  By: /s/ Roberto Palenzuela
                                  -----------------------------
                                  Roberto Palenzuela
                                  Secretary and General Counsel